Exhibit 99.3

2Q 2020 Earnings Call 22 May 2020 23

John Deere | 2Q20 Earnings Call | May 22, 2020 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties, including those related to the effects of the COVID-19 pandemic. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 24

John Deere | 2Q20 Earnings Call | May 22, 2020 3 DEALER CONNECTED SUPPORT CUSTOMER FOCUS EMPLOYEE SAFETY FINANCIAL ASSISTANCE COMMUNITY WELL-BEING COVID-19 Response 25

John Deere | 2Q20 Earnings Call | May 22, 2020 4 Priorities Operational Outcomes – Greater emphasis on differentiation – Operations more responsive to changing market conditions – More efficient structure to serve global markets Focused R&D and investments Agile organization with optimized footprint Strategic Priorities 26

John Deere | 2Q20 Earnings Call | May 22, 2020 5 2Q 2020 Results ($ millions except where noted) $11,342 $9,253 2Q 2019 2Q 2020 $10,273 $8,224 2Q 2019 2Q 2020 $1,135 $666 2Q 2019 2Q 2020 $3.52 $2.11 2Q 2019 2Q 2020 20% Net Sales & Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 18% 41% 40% 27

John Deere | 2Q20 Earnings Call | May 22, 2020 6 Worldwide Agriculture & Turf 2Q 2020 Results $ in millions $7,282 $5,968 2Q 2019 2Q 2020 Net Sales 18% $794 ($439)($45) $1,019 $108 ($58) $5 $74 $130 2Q19 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Other 2Q20 Operating Profit Comparison 28

John Deere | 2Q20 Earnings Call | May 22, 2020 7 Regional Ag Commentary NORTH AMERICA SOUTH AMERICA EUROPE ASIA – Facility operations vary by country – Varied market conditions and sentiment – Facilities largely operational – Mixed market conditions – Facilities largely operational – Favorable farming conditions in Brazil – Farmers remain cautious due to uncertainty – Facilities largely operational – Uncertainty weighs on farmer sentiment – Market conditions vary by segment 29

John Deere | 2Q20 Earnings Call | May 22, 2020 8 Dealers utilizing investment in Operations Support Center Operation Center Engaged Acres Service Advisor Remote Remote Display Access Connected Machines Significant increase in use of connected support technology investments from customers Significant dealer investment in service capabilities 10 years developing Deere proprietary Connected Support ecosystem Q2FY19 Q2FY20 30

Agriculture & Turf

Industry Outlook – FY20

U.S. & CANADA AG



~10%

EUROPE AG



~5%-10%

SOUTH AMERICA AG

(tractors and combines)



~10%-15%

ASIA AG



Moderately

U.S. & CANADA TURF & UTILITY



~10%

Source: Deere & Company forecast as of 22 May 2020

9 John Deere | 2Q20 Earnings Call | May 22, 2020

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John Deere | 2Q20 Earnings Call | May 22, 2020 10 10.6% FY2019 FY2020 Fcst Worldwide Agriculture & Turf Divisional Outlook $23,666 FY2019 FY2020 Fcst NET SALES 8.5%-10% OPERATING MARGIN Source: Deere & Company forecast as of 22 May 2020 10%-15% 32

John Deere | 2Q20 Earnings Call | May 22, 2020 11 Worldwide Construction & Forestry 2Q 2020 Results $ in millions $2,991 $2,256 2Q 2019 2Q 2020 Net Sales 25% $96 ($192)($4) $53 $6 ($82) $347 $32 ($29) ($35) 2Q19 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Impairment Other 2Q20 Operating Profit Comparison 33

John Deere | 2Q20 Earnings Call | May 22, 2020 12 Construction & Forestry Industry Outlook Source: Deere & Company forecast as of 22 May 2020 NORTH AMERICAN CONSTRUCTION EQUIPMENT GLOBAL FORESTRY ~20-30% ~15-20% 34

John Deere | 2Q20 Earnings Call | May 22, 2020 13 10.8% FY2019 FY2020 Fcst Worldwide Construction & Forestry Divisional Outlook Source: Deere & Company forecast as of 22 May 2020 $11,220 FY2019 FY2020 Fcst NET SALES 2.0%-4.0% OPERATING MARGIN 30%-40% 35

John Deere | 2Q20 Earnings Call | May 22, 2020 14 Worldwide Financial Services Net Income - 2Q20 Results and Outlook Source: Deere & Company forecast as of 22 May 2020 $121 $60 2Q19 2Q20 ACTUAL 2Q20 FY2020 FORECAST $539 $490 FY2019 FY2020 Fcst 36

John Deere | 2Q20 Earnings Call | May 22, 2020 15 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 22-24% $1.6-2.0B FY20 FORECAST Net Operating Cash Flow* $1.9-2.3B *Equipment Operations Source: Deere & Company forecast as of 22 May 2020 37

John Deere | 2Q20 Earnings Call | May 22, 2020 16 CFO Remarks Liquidity and Cost Actions Forecast Update FY20 Strategic Alignment Cash from Operations Committed to “A” Rating Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Net Income (attributable to Deere & Co.) $1.6 - 2.0 BILLION Operational Outcomes – Capital allocated to areas of highest differentiation – Focus on aftermarket parts, services & performance upgrades – More nimble, agile organization 38

John Deere | 2Q20 Earnings Call | May 22, 2020 17 Appendix 39

John Deere | 2Q20 Earnings Call | May 22, 2020 18 ($ millions) 2Q20 Fiscal 2020 Forecast COS (percent of Net Sales)* 77% ~78% SA&G* 12% ~11% Research and Development* 11% ~ 7% Capital Expenditures ~ $870 Pension/OPEB Expense ~ $80 Pension/OPEB Contributions ~ $230 Other Financial Information Equipment Operations *As reported (including Voluntary Separation Expense) Source: Deere & Company forecast as of 22 May 2020 40

John Deere | 2Q20 Earnings Call | May 22, 2020 19 April 2020 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) flat Low double digits 2WD Tractors (40 < 100 PTO hp) 4% In line with the industry 2WD Tractors (100+ PTO hp) 11% More than the industry 4WD Tractors 9% In line with the industry Combines 15% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2020 2019 2WD Tractors (100+ PTO hp) 33% 44% Combines 22% 23% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 41

John Deere | 2Q20 Earnings Call | May 22, 2020 20 Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits April 2020 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors High single digit Combines Low double digits * Based on internal sales reports 42

21 ➢ Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms ➢ Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase ➢ Fund value-creating investments in our businesses ➢ Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings ➢ Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 43

John Deere | 2Q20 Earnings Call | May 22, 2020 22 44

John Deere | 2Q20 Earnings Call | May 22, 2020 23 Deere & Company’s 3Q 2020 earnings call is scheduled for 9:00 a.m. central time on Friday, 21 August 2020. 45

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